EXHIBIT 99.2

GSAA04N1 - Price/Yield - AF4

Balance   $20,936,000.00   Delay                  24
Coupon             5.029   Dated            2/1/2004
Settle         2/26/2004   First Payment   3/25/2004   LIBOR_1MO = 1.0987, LIBOR_6MO = 1.2

              Price            50 PPA             75 PPA            100 PPA            125 PPA            150 PPA            200 PPA
                                Yield              Yield              Yield              Yield              Yield              Yield
             99.000             5.163              5.197              5.237              5.275              5.323              5.408
             99.125             5.148              5.175              5.208              5.239              5.278              5.347
             99.250             5.132              5.154              5.178              5.202              5.232              5.285
             99.375             5.117              5.132              5.149              5.166              5.187              5.224
             99.500             5.102              5.110              5.120              5.130              5.142              5.163
             99.625             5.087              5.089              5.091              5.093              5.096              5.101
             99.750             5.072              5.067              5.062              5.057              5.051              5.040
             99.875             5.057              5.046              5.033              5.021              5.006              4.979
            100.000             5.041              5.024              5.004              4.985              4.961              4.918
            100.125             5.026              5.003              4.976              4.949              4.916              4.858
            100.250             5.011              4.981              4.947              4.913              4.871              4.797
            100.375             4.996              4.960              4.918              4.877              4.827              4.736
            100.500             4.981              4.939              4.889              4.842              4.782              4.676
            100.625             4.966              4.917              4.861              4.806              4.737              4.615
            100.750             4.952              4.896              4.832              4.770              4.693              4.555
            100.875             4.937              4.875              4.803              4.735              4.648              4.495
            101.000             4.922              4.854              4.775              4.699              4.604              4.435

                WAL            11.065              7.091              5.000              3.902              3.060              2.212
   Principal Window     Aug12 - Jan18      Jun09 - Oct13      Feb08 - Jun10      Feb07 - Dec08      Sep06 - Jan08      Feb06 - Aug06

             Prepay   50 PricingSpeed    75 PricingSpeed   100 PricingSpeed   125 PricingSpeed   150 PricingSpeed   200 PricingSpeed
Optional Redemption          Call (Y)           Call (Y)           Call (Y)           Call (Y)           Call (Y)           Call (Y)

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAA04N1 - Price/Yield - AF5

Balance   $23,112,000.00   Delay                  24
Coupon             5.846   Dated            2/1/2004
Settle         2/26/2004   First Payment   3/25/2004   LIBOR_1MO = 1.0987, LIBOR_6MO = 1.2

              Price                 1                  2                  3                  4                  5                  6
                                Yield              Yield              Yield              Yield              Yield              Yield
             99.000             5.978              5.993              6.012              6.035              6.060              6.160
             99.125             5.966              5.978              5.993              6.011              6.031              6.110
             99.250             5.953              5.962              5.973              5.987              6.002              6.061
             99.375             5.941              5.947              5.954              5.963              5.973              6.011
             99.500             5.929              5.931              5.935              5.939              5.943              5.961
             99.625             5.916              5.916              5.915              5.915              5.914              5.912
             99.750             5.904              5.900              5.896              5.891              5.885              5.862
             99.875             5.891              5.885              5.877              5.867              5.856              5.813
            100.000             5.879              5.870              5.858              5.843              5.827              5.764
            100.125             5.867              5.854              5.838              5.819              5.798              5.715
            100.250             5.854              5.839              5.819              5.795              5.769              5.665
            100.375             5.842              5.824              5.800              5.771              5.740              5.616
            100.500             5.830              5.809              5.781              5.748              5.712              5.567
            100.625             5.818              5.794              5.762              5.724              5.683              5.519
            100.750             5.805              5.778              5.743              5.700              5.654              5.470
            100.875             5.793              5.763              5.724              5.677              5.625              5.421
            101.000             5.781              5.748              5.705              5.653              5.597              5.372

                WAL            15.889             11.436              8.432              6.428              5.111              2.817
   Principal Window     Jan18 - May20      Oct13 - Nov15      Jun10 - Jan13      Dec08 - Apr11      Jan08 - Dec09      Aug06 - May08

             Prepay   50 PricingSpeed    75 PricingSpeed   100 PricingSpeed   125 PricingSpeed   150 PricingSpeed   200 PricingSpeed
Optional Redemption          Call (Y)           Call (Y)           Call (Y)           Call (Y)           Call (Y)           Call (Y)

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAA04N1 - Price/Yield - M1

Balance   $11,647,000.00   Delay                  24
Coupon             5.374   Dated            2/1/2004
Settle         2/26/2004   First Payment   3/25/2004   LIBOR_1MO = 1.0987, LIBOR_6MO = 1.2

              Price                 1                  2                  3                  4                  5                  6
                                Yield              Yield              Yield              Yield              Yield              Yield
             99.000             5.516              5.541              5.567              5.588              5.599              5.612
             99.125             5.500              5.520              5.541              5.558              5.566              5.577
             99.250             5.484              5.499              5.515              5.528              5.534              5.543
             99.375             5.468              5.479              5.489              5.498              5.503              5.508
             99.500             5.452              5.458              5.464              5.468              5.471              5.474
             99.625             5.437              5.437              5.438              5.438              5.439              5.439
             99.750             5.421              5.417              5.412              5.409              5.407              5.405
             99.875             5.405              5.396              5.387              5.379              5.375              5.370
            100.000             5.389              5.376              5.361              5.350              5.344              5.336
            100.125             5.374              5.355              5.336              5.320              5.312              5.302
            100.250             5.358              5.335              5.310              5.291              5.280              5.268
            100.375             5.342              5.314              5.285              5.261              5.249              5.233
            100.500             5.327              5.294              5.259              5.232              5.217              5.199
            100.625             5.311              5.273              5.234              5.202              5.186              5.165
            100.750             5.295              5.253              5.208              5.173              5.154              5.131
            100.875             5.280              5.233              5.183              5.144              5.123              5.097
            101.000             5.264              5.213              5.158              5.115              5.092              5.063

                WAL            10.996              7.766              5.915              4.961              4.553              4.150
   Principal Window     Dec09 - May20      Feb08 - Nov15      Jun07 - Jan13      Jul07 - Apr11      Aug07 - Dec09      Dec07 - May08

             Prepay   50 PricingSpeed    75 PricingSpeed   100 PricingSpeed   125 PricingSpeed   150 PricingSpeed   200 PricingSpeed
Optional Redemption          Call (Y)           Call (Y)           Call (Y)           Call (Y)           Call (Y)           Call (Y)

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.